EX-99.23m(5)

                                JNL SERIES TRUST

                              AMENDED AND RESTATED
                           BROKERAGE ENHANCEMENT PLAN


     WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust currently issues the series of shares of beneficial interest in the Trust listed on Schedule A hereto (the "Funds") and each Fund represents a separate portfolio of investments of the Trust;

     WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, whereby a Fund may issue one or more classes of shares, as shown on Schedule A hereto;

     WHEREAS, the Board of Trustees of the Trust (the "Board of Trustees") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Trust to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares either directly or through the sale of variable annuity or variable life insurance contracts (the "Variable Contracts") for which the Trust serves as an underlying investment vehicle;

     WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Trust, and the Trust wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Trust's shares, through the sale of the Variable Contracts; and

     WHEREAS, the Board of Trustees has also determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds;

     WHEREAS, in furtherance of the purposes of this Brokerage Enhancement Plan (this "Plan") the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, Inc. (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds; and

     WHEREAS, a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Rule 12b-1 Trustees"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the applicable Funds and their shareholders;

     NOW, THEREFORE, this Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1.   AUTHORIZED BROKERAGE ENHANCEMENT CHARGES.

     (a) The Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, ("JNAM"), in its capacity as the Trust's investment adviser, and each of the sub-advisors retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Advisor"), acting as agents for the Trust or its Funds:

          (i) To place orders for the purchase or sale of portfolio securities with the Distributor or other broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds to introducing brokers ("Brokerage Payments") to be used directly or indirectly to finance the distribution of the Trust's shares; or

          (ii) To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker-dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Trust's shares;

          in each case, provided that JNAM or the Sub-Advisor must reasonably believe that the Distributor or broker-dealer (or the clearing broker of either) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Trust, as amended from time to time.

     (b) The Trust is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Trust's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker-dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Funds, or the Variable Contracts; (ii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Funds or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use; (iii) providing information about the Trust, its Funds or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers; (iv) providing assistance to broker-dealers that are conducting due diligence on the Trust or its Funds or the Variable Contracts; (v) payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts; (vi) obtaining information and providing explanations to Variable Contract owners regarding Fund investment options and policies and other information about the Trust and its Funds, including the performance of the Funds; (vii) training sales personnel regarding sales of Variable Contracts; (viii) personal service and/or maintenance of the Variable Contract owner accounts; and (ix) financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

     (c) The Trust may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (i) directing on behalf of the Trust or a Fund and subject to the standards described above, JNAM or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (ii) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Trust or a Fund through the sale of the Variable Contracts, all on behalf of the Trust or a Fund. Subject to the standards set forth in Section 1(a) hereof, and subject to applicable law, JNAM and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, JNAM or a Sub-Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Funds which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Funds of the Trust.

     (d) The provisions of Section 1 hereof shall apply in respect of the Class A and Class B shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

2.   AUTHORIZED DISTRIBUTION AND/OR SERVICE 12B-1 FEES.

     (a) For purposes of Section 2 hereof, "Recipient" shall mean any broker or dealer, administrator, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Class A Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Trustees may remove any broker or dealer, administrator, or other as a Recipient.

     (b) Each Fund that issues Class A Shares shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the rate per annum of the average daily net assets attributable to the Class A
          Shares, as shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed the Distributor's actual distribution and related service expenses for that fiscal quarter. The Distributor shall use such payments to reimburse itself for providing distribution and related services of the type contemplated herein and reviewed from time to time by the Board of Trustees, or for compensating Recipients for providing or assisting in providing such distribution and related services. The types of distribution and related service activities that may be reimbursed pursuant to Section 2 hereof, include, but are not limited to, the following:

          (i) Development, preparation, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Insurance Company and its affiliates, or for broker-dealer only use or retail use;

          (ii) Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

          (iii)Servicing fees requested by broker-dealers or other financial intermediaries who sell variable insurance products that offer the Funds;

          (iv) Obtaining information and providing explanations to variable insurance contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including performance of the Funds;

          (v) Training sales personnel regarding sales of variable insurance contracts that relate to the Funds offered under those contracts; and

          (vi) Financing other activities that the Board of Trustees determines are primarily intended to result in the sale of Fund shares.

     (c) The provisions of Section 2 hereof shall apply in respect of the Class A Shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

3. LIMITATIONS ON CHARGES AND FEES. Notwithstanding anything in this Plan to the contrary, all amounts payable by a Fund pursuant to Sections 1 and 2 hereof shall be subject to, in the aggregate, the limitations on the payment of asset-based sales charges and service fees set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

4.   MISCELLANEOUS.

     (a) EFFECTIVENESS. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect respect such Funds or classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time specified by the Board of Trustees, or, if no such time is specified by the Trustees, at the time that all necessary approvals have been obtained.

     (b) CONTINUATION. This Plan shall continue in full force and effect as to a Fund (or a class of shares thereof) for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

     (c) REPORTS. The Distributor shall provide to the Board of Trustees a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

     (d) RELATED AGREEMENTS. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon, on not more than 30-days' written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its "assignment" (as defined in the Act).

     (e) TERMINATION. This Plan may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust entitled to vote thereon.

     (f) AMENDMENTS. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class shares thereof and by a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED, HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Trust shall not be deemed to constitute a material increase in the amount to be spent for distribution.

     (g) DISINTERESTED TRUSTEES. While this Plan is in effect, at least a majority of the Trustees of the Trust must be Disinterested Trustees; only those Trustees may select and nominate any other Disinterested Trustees; and any person who acts as legal counsel for the Disinterested Trustees must be an "independent legal counsel" (as defined in the Act).

     (h) RECORDS. The Trust shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 under the Act for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

     (i) SEVERABILITY. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.



Adopted:                   , 2003
         ------------------


                                                        SCHEDULE A

---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                                     Brokerage
                                                                                    Enhancement       Maximum 12b-1
                             Fund                                     Class           Charge             Fee(1)
---------------------------------------------------------------- ---------------- ----------------- ------------------

AIM/JNL Large Cap Growth Fund                                        Class A             *(2)             0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

AIM/JNL Small Cap Growth Fund                                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

AIM/JNL Premier Equity II Fund                                       Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Alger/JNL Growth Fund                                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Alliance Capital/JNL Growth Fund                                     Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Eagle/JNL Core Equity Fund                                           Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Eagle/JNL SmallCap Equity Fund                                       Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Janus/JNL Aggressive Growth Fund                                     Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Janus/JNL Balanced Fund                                              Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Janus/JNL Capital Growth Fund                                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Janus/JNL Global Equities Fund                                       Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Janus/JNL Growth & Income Fund                                       Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Lazard/JNL Mid Cap Value Fund                                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Lazard/JNL Small Cap Value Fund                                      Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Curian Enhanced S&P 500 Stock Index Fund
(formerly known as JPMorgan/JNL Enhanced S&P 500 Stock Index
Fund)                                                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Curian S&P 500 Index Fund
(formerly known as Mellon Capital Management/JNL S&P 500 Index
Fund)                                                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Curian S&P 400 Mid Cap Index Fund
(formerly known as Mellon Capital Management/JNL S&P 400 Mid
Cap Index Fund)                                                      Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Curian Small Cap Index Fund
(formerly known as Mellon Capital Management/JNL Small Cap
Index Fund)                                                          Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

JPMorgan/JNL International Value Fund                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Mellon Capital Management/JNL International Index Fund               Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Mellon Capital Management/JNL Bond Index Fund                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Oppenheimer/JNL Global Growth Fund                                   Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Oppenheimer/JNL Growth Fund                                          Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

PIMCO/JNL Total Return Bond Fund                                     Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

PPM America/JNL Balanced Fund                                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

PPM America/JNL High Yield Bond Fund                                 Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

PPM America/JNL Money Market Fund                                    Class A             *                0.20%
                                                                     Class B             *                none
                                                                     Class C            none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

PPM America/JNL Value Fund                                           Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Putnam/JNL Equity Fund                                               Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Putnam/JNL International Equity Fund                                 Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Putnam/JNL Midcap Growth Fund                                        Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Putnam/JNL Value Equity Fund                                         Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Conservative Growth Fund I                                                      none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Moderate Growth Fund I                                                          none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Aggressive Growth Fund I                                                        none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Very Aggressive Growth Fund I                                                   none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Equity Growth Fund I                                                            none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Equity Aggressive Growth Fund I                                                 none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Conservative Growth Fund II                                                     none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Moderate Growth Fund II                                                         none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Aggressive Growth Fund II                                                       none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Very Aggressive Growth Fund II                                                  none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Equity Growth Fund II                                                           none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Equity Aggressive Growth Fund II                                                none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Conservative Growth Fund                                                        none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Moderate Growth Fund                                                            none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Aggressive Growth Fund                                                          none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Core Index 100 Fund                                                             none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Core Index 75 Fund                                                              none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

S&P/JNL Core Index 50 Fund                                                              none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Salomon Brothers/JNL Balanced Fund                                   Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Salomon Brothers/JNL Global Bond Fund                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Salomon Brothers/JNL High Yield Bond Fund                            Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

Salomon Brothers/JNL U.S. Government & Quality Bond Fund             Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

T. Rowe Price/JNL Established Growth Fund                            Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

T. Rowe Price/JNL Mid-Cap Growth Fund                                Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------

T. Rowe Price/JNL Value Fund                                         Class A             *                0.20%
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------


--------

1 As a percentage of the average daily net assets attributable to the specified class of shares.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge pursuant to Section 1 of this Brokerage Enhancement Plan.